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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 2



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 10, 2003



                             OLYMPIC RESOURCES LTD.
             (Exact Name of Registrant as Specified in Its Charter)



          WYOMING                      0-30598                   98-0407095
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)



                          3355 West Alabama, Suite 950
                              Houston, Texas 77098
              (Address of Registrant's Principal Executive Offices)


                                 (713) 850-1880
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

After completion of its September 10, 2003 merger with Whittier Energy Company ("Whittier"), the Board of Directors of Olympic Resources Ltd. (the "Company") recommended and approved the selection of the accounting firm of Brown Armstrong Paulden McCown Starbuck & Keeter ("Brown Armstrong"), Whittier's historical independent accountants, to replace the firm of J.H. Cohn LLP ("J.H. Cohn"), the Company's independent accountants as of the date of the merger.

J.H. Cohn did not resign or decline to stand for reelection, but were dismissed as part of the change of control to allow the appointment of Brown Armstrong as the Company's principal accountants. J.H. Cohn's opinion regarding the financial statements of the Company for the last two fiscal years did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The Company is not aware of any disagreements with the Company's former accountant during the past two most recent fiscal years and the subsequent interim period up to the date of dismissal on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure. Additionally, there were no reportable events pursuant to Item 304(a)(iv) of Regulation S-B under the Securities Act of 1933.

The Company has provided J.H. Cohn with a copy of the disclosures the Company is making in this Form 8-K report in response to the disclosures required by Regulation S-K, Item 304(a). The former accountant has been provided an opportunity to furnish the Company with a letter addressed to the Commission stating its agreement and absence of any disagreement with the statements made by the Registration in response to this Item.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.



Number             Exhibit
------             -------

16* Notification letter dated November 24, 2003 from J.H. Cohn LLP to the Securities and Exchange Commission regarding change of certifying accountant for Olympic Resources Ltd.

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* Filed Herewith

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               OLYMPIC RESOURCES LTD.



Date:  November 24, 2003


                                            By: /s/ Michael B. Young
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                                            Michael B. Young
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)